                                                                    EXHIBIT B(5)

                                  MASON STREET
                                VARIABLE ANNUITY

                                   APPLICATION

Client Account Number                                           Contract Number





================================================================================
1.   OTHER POLICIES
================================================================================

     Has a Northwestern Mutual Policy ever been issued on the annuitant's life?

     [ ] YES, THE LAST POLICY NUMBER IS:______________________ [ ] NO

================================================================================
2.   ANNUITANT
================================================================================

     Name: First, MI, Last                        Sex     Birthdate: mm-dd-yyyy

     ---------------------------------------------------------------------------
     Street Address                               City, State, Zip

     ---------------------------------------------------------------------------
     Country, if other than US          Taxpayer ID Number       E-mail Address

     ---------------------------------------------------------------------------



================================================================================
3.   MARKET
================================================================================


     Select one:

     [ ] NON-TAX QUALIFIED
     [ ] NET INCOME MAKEUP CHARITABLE REMAINDER UNITRUST (NIM-CRUT)
     [ ] OTHER      Market

                    ------------------------------------------------------------

================================================================================
4.   OWNER
================================================================================

     A minor owner limits future contract actions.

     Select one:

     [ ] ANNUITANT            )
                              ) Go to section 5.
     [ ] SEE ATTACHMENT       )


     [ ] UGMA/UTMA - CUSTODIAN IS THE OWNER FOR      )
         THE BENEFIT OF MINOR.                       )Enter information below.
     [ ] CORPORATION OR TRUST                        )
     [ ] OTHER                                       )

     NAME: First, MI, Last/ Corporation/ Trust    Sex     Birthdate: mm-dd-yyyy

     ---------------------------------------------------------------------------
     Street Address                               City, State, Zip

     ---------------------------------------------------------------------------
     Relationship to Annuitant       Taxpayer ID Number          E-mail Address

     ---------------------------------------------------------------------------
     Date of Trust                   Name of Trustees

     ---------------------------------------------------------------------------


           Product of The Northwestern Mutual Life Insurance Company

================================================================================
5.   BENEFICIARY
================================================================================

     Cannot be annuitant unless "Estate of Annuitant" named.

     [ ] SEE ATTACHMENT - Go to section 6.

     DIRECT BENEFICIARY:   [ ] OWNER      [ ] OTHER - Enter information below:


     Name                Taxpayer ID Number (Optional)  Relationship      %

     ---------------------------------------------------------------------------

     Name                Taxpayer ID Number (Optional)  Relationship      %

     ---------------------------------------------------------------------------

     CONTINGENT BENEFICIARY:

     Name                Taxpayer ID Number (Optional)  Relationship      %

     ---------------------------------------------------------------------------

     Name                Taxpayer ID Number (Optional)  Relationship      %

     ---------------------------------------------------------------------------

     [ ] And all (other) children of the Annuitant.

================================================================================
6.   REPLACEMENT
================================================================================

     As a result of this purchase, will the values or benefits of any other life insurance policy or annuity contract, on any life, be affected in any way?
     [ ] YES [ ] NO

     Note to Agent: Values or benefits are affected if any question on the Definition of Replacement Supplement could be answered "yes."

     Will this annuity:
     A. Replace Northwestern Mutual Life?    [ ] YES [ ]  NO
     B. Replace other companies?             [ ] YES [ ]  NO
     C. Result in 1035 exchange?             [ ] YES [ ]  NO

================================================================================
7.   OPTIONAL ENHANCED DEATH BENEFIT
================================================================================

     [ ] I ELECT THE ENHANCED DEATH BENEFIT RIDER.

     There is an additional charge. Available to age 65. If this rider is not elected, the standard death benefit will apply. See prospectus for more information.

================================================================================
8.   PAYMENT ALLOCATION AND OPTIONS
================================================================================

A.   PAYMENT ALLOCATION

     You must indicate payment allocations. Use whole percentages. Total must equal 100%.

     NORTHWESTERN MUTUAL SERIES FUND, INC.

       %

     _____     Select Bond
     _____     International Equity
     _____     Money Market
     _____     Balanced
     _____     Index 500 Stock
     _____     Aggressive Growth Stock
     _____     High Yield Bond
     _____     Growth Stock
     _____     Growth and Income Stock
     _____     Index 400 Stock
     _____     Small Cap Growth Stock

     RUSSELL INSURANCE FUNDS

       %
     _____     Multi-Style Equity
     _____     Aggressive Equity
     _____     Non-US
     _____     Real Estate Securities
     _____     Core Bond

     FIXED FUND

       %

     _____     Guaranteed Interest

     Fund availability subject to state approval.

B.   OPTIONS

     You may select one of the following options:

     [ ] AUTOMATIC DOLLAR-COST AVERAGING

                    Amount
     I authorize $___________ to be transferred from the Money Market Fund:

     [ ] MONTHLY [ ] QUARTERLY
     to the following funds:


       $    Fund Name

     _____  _____________________________________

     _____  _____________________________________

     _____  _____________________________________

     _____  _____________________________________

     _____  _____________________________________

     _____  _____________________________________

     [ ] PORTFOLIO RE-BALANCING

          Minimum contract value $10,000. Re-balancing transfers are not made to or from the Guaranteed Interest Fund.

          I authorize re-balancing transfers to be made according to the elected Payment Allocations:

          [ ] MONTHLY         [ ] QUARTERLY

          [ ] SEMI-ANNUALLY   [ ] ANNUALLY

================================================================================
9.   INITIAL PAYMENT
================================================================================

     METHOD OF PAYMENT

     Minimum initial purchase payment is $50,000.

     Select one:

                                 Amount
          [ ] CHECK ATTACHED $____________
                                                    Estimated Amount
          [ ] CHECK COMING FROM ANOTHER INSTITUTION $__________

================================================================================
SIGNATURES
================================================================================

THE ANNUITANT CONSENTS TO THIS APPLICATION.

EACH PERSON SIGNING THIS APPLICATION DECLARES THAT THE ANSWERS AND STATEMENTS MADE IN THIS APPLICATION ARE CORRECTLY RECORDED, COMPLETE AND TRUE TO THE BEST OF HIS OR HER KNOWLEDGE AND BELIEF.

IT IS UNDERSTOOD AND AGREED THAT:

If the Owner is a Trustee or successor Trustee under a tax qualified plan or the employer under a tax qualified non-trusteed plan, Northwestern Mutual Life will be fully discharged of liability for any action taken by the Owner in the exercise of any contract right and for all amounts paid to, or at the direction of, the Owner and will have no obligation as to the use of the amounts. In all dealings with the Owner, Northwestern Mutual Life will be fully protected against the claims of every other person.

The first purchase payment will be credited the valuation date coincident with or next following the date both the application and the purchase payment are received at Northwestern Mutual Life.

If an IRA is applied for, the Applicant and/or Annuitant have received and reviewed the appropriate IRA disclosure statements.

No agent is authorized to make or alter contracts or to waive the rights or requirements of Northwestern Mutual Life.

I acknowledge receipt of the Prospectus and I understand that all payments and values provided by this contract, when based on the investment experience of a separate account, are variable and are not guaranteed as to amount.

X
--------------------------------------------------------------------
Signature of Applicant (Indicate relationship below if applicable)
[ ] Trustee


X
--------------------------------------------------------------------
Signature of Annuitant (if other than Applicant)


X
--------------------------------------------------------------------
Signature of Licensed Agent



Date      Signed at: City                    County               State

--------------------------------------------------------------------------------

================================================================================
AGENT'S CERTIFICATE
================================================================================

     Annuitant Name: First, MI, Last

1. To the best of your knowledge will the annuity applied for replace any life insurance or annuity contract in this company or elsewhere? [ ] YES [ ] NO

        Date of Delivery
2. On ________________ the Account B Prospectus dated _____________ was delivered.

3.   Was any part of this application translated?

     [ ] YES, PLEASE EXPLAIN:      [ ] NO


================================================================================
CERTIFICATION:
================================================================================

I certify that to the best of my knowledge I have presented to Northwestern Mutual Life all pertinent facts, have asked all questions and have completely and correctly recorded the Applicant's and Annuitant's answers in accordance with the instructions. I know nothing unfavorable about the Annuitant that is not stated in the application or accompanying letter. I further certify that I have reasonable grounds for believing the purchase of the annuity applied for is suitable as an investment for the Annuitant based on the information furnished by the Applicant and Annuitant and contained herein.

I certify that a current Prospectus was delivered and that no written sales materials other than those furnished by the Northwestern Mutual Life were used.


                                             Print Name
X
--------------------------------------------------------------------------------
 Signature of Agent


Agent Number                  Baird Rep Number              Agent Phone Number

--------------------------------------------------------------------------------



Primary or Secondary      If secondary contract,
Contract (P or S)         secondary Appt. Agt. No.      General Agent's Number

--------------------------------------------------------------------------------

                                             Print Name
X
--------------------------------------------------------------------------------
Baird Branch Manager Signature

================================================================================
DEMOGRAPHICS
================================================================================

ANNUITANT'S EDUCATION

[ ] Some Education  [ ] High School  [ ] Associate Degree  [ ] Some College

[ ] Bachelors       [ ] Masters      [ ] Attorney at Law   [ ] Doctorate


NUMBER OF CHILDREN

  Number
___________    [ ] None


OCCUPATION                    INDUSTRY                                         SOURCE OF APPLICANT
[ ] Business Owner            [ ] Agriculture, Forestry & Fishing              [ ] Agent's Own Policyowner
[ ] Clerical                  [ ] Construction                                 [ ] Orphan Policyowner
[ ] Consultant                [ ] Finance, Insurance & Real Estate             [ ] Referred Lead
[ ] Craftsman                 [ ] Manufacturing                                [ ] Acquaintance
[ ] Homemaker                 [ ] Mining                                       [ ] Newcomer Service
[ ] Legal                     [ ] Nonclassifiable Establishments               [ ] Cold Canvass
[ ] Managerial/Executive      [ ] Public Administration                        [ ] Lead Letter Reply
[ ] Medical                   [ ] Retail Trade                                 [ ] Published Sources
[ ] Professional              [ ] Services                                     [ ] Walk-in
[ ] Sales                     [ ] Transportation, Communication & Utilities    [ ] Family member or yourself
[ ] Service Worker            [ ] Wholesale Trade                              [ ] Other
[ ] Technical                                                                  _____________________________


================================================================================
CONTRACT DELIVERY INSTRUCTIONS
================================================================================

Deliver contract package to the servicing agent at the:  [ ] GA office
                                                         [ ] DA office
                                                         [ ] Agent's own office